SUPPLEMENT TO THE CURRENT PROSPECTUS
                      FOR LORD ABBETT TAX-FREE INCOME FUND
                                MINNESOTA SERIES
                         (FOR MINNESOTA RESIDENTS ONLY)
                            PROMOTIONAL SALES CHARGE


                             SCHEDULE CLASS A SHARES
                   November 16, 1998 through January 15, 1999


     For the period from November 16, 1998 through January 15, 1999, the sales charge is reduced for all purchases under $500,000 of Class A shares of the Minnesota Series. The sales charge for purchases of $500,000 or more and other purchase categories remains the same. During this period, the offering price of Class A shares of the Minnesota Series is based on their net asset value next determined after a purchase order is accepted, plus a sales charge which is supplemented as follows.

                                Sales Charge as a   Dealer's
                                Percentage of:      Concession
                                                    as a         To Compute
                                      Net           Percentage   Offering
                            Offering  Amount        of Offering  Price, Divide
        Size of Investment    Price   Invested      Price        NAV by:
        Less than $500,000    2.25%   2.30%         2.00%        .9775
        $500,000 to $999,999  2.00%   2.04%         1.75%        .9800
        $1,000,000 or more    1.00%   1.01%         1.00%        .9900









Effective: November 16, 1998.